UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        September 27, 2004
                                                 -------------------------------

                           RCG COMPANIES INCORPORATED
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             (Exact name of registrant as specified in its charter)


         Delaware                     1-8662                   23-2265039
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(State or other jurisdiction      (Commission File           (IRS Employer
     or incorporation)                 Number)             Identification No.)


         6836 Morrison Blvd., Suite 200, Charlotte, North Carolina 28211
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code         (704) 366-5054
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.  Regulation FD Disclosure.

         On September 27, 2004, RCG Companies Incorporated issued a press release announcing a letter of intent between its wholly owned subsidiary, Vacation Express(R), and TransMeridian Airlines for a North American charter aircraft agreement. A copy of the press release is filed as an exhibit herewith.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Exhibits:

99.1     Press Release dated September 27, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RCG COMPANIES INCORPORATED


                                        By: /s/ Michael Pruitt
                                            ------------------------------------
                                            Name: Michael Pruitt
                                            Its: Chief Executive Officer

Dated:  September 27, 2004